                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 5, 2001

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                 33-55860/            13-3692801
                                         ---------            ----------
                                         333-57357
                                         ---------
(STATE OR OTHER JURISDICTION OF          (COMMISSION FILE     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)           NUMBER)              IDENTIFICATION
                                                              NUMBER)

390 GREENWICH STREET, NEW YORK, NEW YORK                             10013
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654
                                                  --------------


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Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  NOT APPLICABLE.
Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  NOT APPLICABLE.
Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  NOT APPLICABLE.
Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  NOT APPLICABLE.
Item 5.           OTHER EVENTS.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 2000, and for periods ended September 30, 2000 and September 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2000 (which was filed with the Securities and Exchange Commission on November 13, 2000) and the unaudited interim financial statements and accompanying discussion of Ambac Financial Group, Inc. as of December 31, 2000 and for the periods ending December 31, 2000, and December 31, 1999 contained in the press release issued on January 24, 2001, included in the Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on January 24, 2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Preliminary Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series Nasdaq 2001-8, and shall be deemed to be part hereof and thereof.


Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  NOT APPLICABLE.
Item 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

                  (c)  EXHIBITS.
Item 601(a) of Regulation S-K EXHIBIT NO. (EX-23)         DESCRIPTION
                              ----------                  -----------

                                                          Consent of KPMG
                                                          LLP, independent
                                                          certified public
                                                          accountants of
                                                          Ambac Assurance
                                                          Corporation and
                                                          subsidiaries in
                                                          connection with
                                                          TIERS(R) Principal-
                                                          Protected Asset Backed
                                                          Certificates Trust
                                                          Series Nasdaq 2001-8

                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated March 5, 2001
                                             STRUCTURED PRODUCTS CORP.


                                              By:    /s/ Matthew R. Mayers
                                                    ----------------------------
                                              Name:      Matthew R. Mayers
                                              Title:     Authorized Signatory

EXHIBIT INDEX


------------------------ -------------------------------------------------------
EXHIBIT NO.              DESCRIPTION                              PAPER (P) OR
                                                                  ELECTRONIC (E)
------------------------ -------------------------------------------------------
(EX-23)                  Consent of KPMG LLP, independent         E
                         certified public accountants of E Ambac
                         Assurance Corporation and subsidiaries
                         in connection with TIERS(R) Principal-
                         Protected Asset Backed Certificates Trust
                         Series Nasdaq 2001-8
------------------------ -------------------------------------------------------